                                                                   Exhibit 10.38

                       TENTH AMENDMENT TO CREDIT AGREEMENT

     THIS TENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of the 18th day of April, 2005, by and between STEEL CITY PRODUCTS, INC., a Delaware corporation (the "Borrower") and NATIONAL CITY BANK OF PENNSYLVANIA (the "Bank").

                                   BACKGROUND

     A. The Borrower and the Bank entered into a certain Credit Agreement dated as of July 13, 2001 (as amended, supplemented, replaced or otherwise modified, the "Agreement") pursuant to which the Bank has made a credit facility or facilities available to the Borrower.

     B. The Borrower has requested the Bank to revise among other things, the interest rate and the Borrowing Base, and the Bank is willing to do so upon the terms and conditions set forth in this Amendment.

     NOW THEREFORE, intending to be legally bound hereby, the parties hereto amend the Agreement and agree as follows:

     Section 1. Capitalized Terms.

     Unless otherwise specified herein, capitalized terms used in this Amendment (including the BACKGROUND above) without definition shall have the same meaning as set forth in the Agreement as amended by this Amendment.

     Section 2. Amendments.

     The Agreement is hereby amended as follows:

     2.1 Section 2.02(b) is hereby amended and restated in its entirety as follows:

          "(b) Collateral Monitoring Fee. The Borrower shall pay to the Bank a monthly fee in the amount of Seven Hundred Fifty Dollars ($750) (the "Collateral Monitoring Fee") in respect of the Bank's monitoring of the Collateral pursuant to this Agreement and the other Loan Documents."

     2.2 Section 2.04(a) is hereby amended and restated in its entirety as follows:

          "(a) Interest Rate. Subject to the terms and conditions of this Agreement, the aggregate outstanding principal balance of the Revolving Credit Loans shall bear interest for each day at a rate per annum equal to the Prime Rate (the "Interest Rate")."

     2.3 Section 2.09(a)(ii) is hereby amended and restated in its entirety as follows:

          "(ii) an amount which is equal to 50% of the Net Value of Eligible Inventory."

     2.4 Section 5.01(g) is amended and restated in its entirety as follows:

          "(g) Visitation; Verification. The Borrower agrees that it shall permit such Persons as the Bank may designate from time to time to visit and inspect any of the properties of the Borrower, to examine its books and records and take copies and extracts therefrom and to discuss its affairs with its directors, officers, employees and independent accountants at such times and as often as the Bank may request. The Borrower hereby authorizes such officers, employees and independent accountants to discuss with the Bank the affairs of the Borrower. The Bank shall have the right to perform a secured credit audit of the Borrower no less than semiannually, including, without limitation, the right to examine and verify accounts, inventory and other properties and liabilities of the Borrower from time to time, and the Borrower shall cooperate with the Bank in such verification."

     Section 3. Covenants, Representations and Warranties.

     3.1 The Borrower ratifies, confirms and reaffirms, without condition, all the terms and conditions of the Agreement and the other Loan Documents and agrees that it continues to be bound by the terms and conditions thereof as amended by this Amendment; and, the Borrower further confirms and affirms that it has no defense, set off or counterclaim against the same. The Agreement and this Amendment shall be construed as complementing each other and as augmenting and not restricting the Bank's rights, and, except as specifically amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

     3.2 The Borrower ratifies, confirms and reaffirms without condition, all liens and security interests granted to the Bank pursuant to the Agreement and the other Loan Documents, if any, and such liens and security interests shall continue to secure the indebtedness and obligations of the Borrower to the Bank under the Agreement, the Note and the other Loan Documents, including, but not limited to, all loans made by the Bank to the Borrower as amended by this Amendment.

     3.3 The Borrower represents and warrants to the Bank that:

          (a) This Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable in accordance with its terms;

          (b) The execution and delivery of this Amendment by the Borrower and the performance and observance by the Borrower of the provisions hereof, do not violate or conflict with the organizational agreements of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower;

          (c) The representations and warranties set forth within Article III of the Agreement continue to be true and correct in all material respects as of the date of this Amendment except those changes resulting from the passage of time; and

          (d) No material adverse change has occurred in the business, operations, consolidated financial condition or prospects of the Borrower since the date of the most recent annual financial statement delivered to the Bank, and no Event of Default or condition which, with the passage of time, the giving of notice or both, could become an Event of Default has occurred and is continuing.

     3.4 The Borrower shall execute or cause to be executed and deliver to the Bank all other documents, instruments and agreements deemed necessary or appropriate by the Bank in connection herewith.

     Section 4. Conditions Precedent.

     4.1 This Amendment shall be effective on the date hereof so long as each of the following conditions has been satisfied:

          (a) No Event of Default shall have occurred and be continuing on the date of this Amendment.

          (b) The representations and warranties set forth within Article III of the Agreement shall continue to be true and correct in all material respects as of the date of this Amendment except those changes resulting from the passage of time only.

          (c) Contemporaneously with the execution hereof, the Borrower shall deliver, or cause to be delivered, to the Bank:

               (i) A certificate of the corporate secretary or assistant secretary of the Borrower, dated the date hereof, certifying (A) that the Articles of Incorporation and By-Laws of the Borrower have not been changed since they were delivered to the Bank, or if there have been any such changes, attaching copies thereof as then in effect and (B) as to true copies of all corporate action taken by the Borrower in authorizing the execution, delivery and performance of this Amendment, and the transactions contemplated thereby; and

               (ii) Such other documents, instruments and certificates required by the Bank in connection with the transactions contemplated by this Amendment.

     4.2 The Bank shall continue to have a first priority lien on and security interest in the Collateral, if any, previously granted to the Bank.

     4.3 All legal details and proceedings in connection with the transactions contemplated in this Amendment shall be satisfactory to counsel for the Bank, and the Bank shall have received all such originals or copies of such documents as the Bank may request.

     Section 5. Miscellaneous.

     5.1 This Amendment shall be construed in accordance with, and governed by the laws of the Commonwealth of Pennsylvania without giving effect to the provisions thereof regarding conflicts of law.

     5.2 Except as amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. This Amendment amends the Agreement and is not a novation thereof.

     5.3 This Amendment shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the Borrower and the Bank. The Borrower may not assign any of its rights or obligations hereunder without the prior written consent of the Bank.

     5.4 This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                [THIS PORTION OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Tenth Amendment to Credit Agreement the day and year first above written.

ATTEST:                                    STEEL CITY PRODUCTS, INC.


By: /s/ Michael A. Malinak                 By: /s/ Terrance W. Allan      (SEAL)
    ------------------------------------       ---------------------------
Name: Michael A. Malinak                   Name: Terrance W. Allan
Title: Controller                          Title: President, CEO

                 (SEAL)


                                           NATIONAL CITY BANK OF PENNSYLVANIA


                                           By: /s/ Dominic J. Pellicciotti
                                               ---------------------------------
                                           Name: Dominic J. Pellicciotti
                                           Title: Assistant Vice President